Exhibit 10.6
                       Supplemental Agreement No. 6

                                    to

                        Purchase Agreement No. 1783

                                  between

                            The Boeing Company

                                    and

                        Continental Airlines, Inc.

                 Relating to Boeing Model 757-224 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of June 13, 1996 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and Continental Airlines, Inc., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1783 dated March 18, 1993, as amended and supplemented, relating to Boeing Model 757-224 aircraft (the Agreement); and

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

     WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     1.1 Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect amendment of the Agreement as of the date of this Supplemental Agreement. [Superseded by Supplemental Agreement No. 7]

     1.2 Remove and replace, in its entirety, Article 2, Delivery, Title and Risk of Loss, with new Article 2 (attached hereto) to incorporate a revised delivery schedule for the the Rescheduled Aircraft. [Superseded by Supplemental Agreement No. 7]

     1.3 Remove and replace, in its entirety, Article 3, Price of Aircraft, with new Article 3 (attached hereto) to incorporate revised Advance Payment Base Prices for the Rescheduled Aircraft.
[Superseded by Supplemental Agreement No. 7]

     1.4 Remove and replace, in its entirety, the Delivery Schedule for Model 757-224 Aircraft, following Article 15, with a a revised delivery schedule (attached hereto) to incorporate current Aircraft delivery data and the Rescheduled Aircraft.

2.   Letter Agreements:

     2.1 Add new Letter Agreement 1783-10, Option Aircraft, to incorporate purchase option provisions for Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] which will be offered to Buyer subject to Boeing's then available delivery positions when Buyer exercises a purchase option.

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.   Agreement to Revise the Business Offer for Model 757
Aircraft.

     The parties have commited to negotiate in good faith toward the execution of a Purchase Agreement for New Generation Model 737 Aircraft (the 737 Agreement) not later than June 30, 1996. Conditioned upon execution of the 737 Agreement by such date, or by such later date as the parties may hereafter mutually agree, Boeing and Buyer will concurrently execute a Supplemental Agreement further revising Purchase Agreement 1783 (the 757 Agreement) to incorporate Boeing's revised business offer for Model 757 Aircraft, which is contained in Boeing letter 6-1162-RGP-1226R1, dated May 15, 1996. The effective date of the revised business offer with respect to the Rescheduled Aircraft and Option Aircraft shall be retroactive to the execution date of this Supplemental Agreement No. 6 to the 757 Agreement.

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                Continental Airlines, Inc.



By:     /s/ Monica Fix            By:   /s/ Brian Davis


Its:    Attorney-In-Fact          Its:  Vice President


Continental Airlines, Inc.
Delivery Schedule for Model 757-224 Aircraft


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

1783-10
June 13, 1996

Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019

Subject:   Letter Agreement No. 1783-10 to
           Purchase Agreement No. 1783 - Option Aircraft

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated
March 18, 1993 (the Purchase Agreement) between THE BOEING
COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (Aircraft).

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing hereby agrees to manufacture and sell up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] to Buyer, on the same terms and conditions set forth in the Purchase Agreement, except as otherwise described in Attachment A hereto, and subject to the terms and conditions set forth below.

1.   Delivery.

     The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

2.   Price.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

3.   Option Aircraft Deposit.

     In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with Buyer's payment to Boeing of initial advance payments required under Supplemental Agreement No. 6 to the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Purchase Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option
Deposit for such Option Aircraft.

4.   Option Exercise.

     To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

     Option Aircraft              Option Exercise Date

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

5.   Contract Terms.

     Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Purchase Agreement to add the applicable Option Aircraft to the Purchase Agreement as a firm Aircraft (the Option Aircraft Supplemental Agreement).

In the event the parties have not entered into such an Option
Aircraft Supplemental Agreement within the time period contemplated herein, either party shall have the right, exercisable by written or telegraphic notice given to the other within ten (10) days after such period, to cancel the purchase of such Option Aircraft.

6.   Cancellation of Option to Purchase.

     Either Boeing or Buyer may cancel the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Purchase Agreement, as the case may be:

     (i) purchase of an Aircraft under the Purchase Agreement for any reason not attributable to the cancelling party;

     (ii) payment by Buyer of the Option Deposit with respect to such Option Aircraft pursuant to paragraph 3 herein; or

     (iii)  exercise of the option to purchase such Option
Aircraft pursuant to the terms hereof.

Any cancellation of an option to purchase by Boeing which is based on the termination of the purchase of an Aircraft under the Purchase Agreement shall be on a one-for-one basis, for each Aircraft so terminated.

Cancellation of an option to purchase provided by this letter agreement shall be caused by either party giving written notice to the other within ten (10) days after the respective date in question. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been cancelled shall thereupon terminate.

Boeing shall promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft. Boeing shall be entitled to retain the Option Deposit unless cancellation is attributable to Boeing's fault, in which case the Option Deposit shall also be returned to Buyer without interest.

7.   [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT.]

8.   Applicability.

     Except as otherwise specifically provided, limited or excluded herein, all Option Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.] that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft shall benefit from all the applicable terms, conditions and provisions of the Purchase Agreement.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By    /s/ Monica Fix

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:   June 13     , 1996

CONTINENTAL AIRLINES, INC.,



By   /s/ Brian Davis

Its  Vice President

Attachment

Model 757-224 Aircraft

1.   Option Aircraft Description and Changes.

     1.1 Aircraft Description. The Option Aircraft are described by Boeing Detail Specification D924N104-3, dated March
18, 1993, as amended and revised pursuant to the Purchase
Agreement.

     1.2 Changes. The Option Aircraft Detail Specification shall be revised to include:

            (1) Changes applicable to the basic Model 757-200 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of an Option Aircraft
Supplemental Agreement.

            (2)  Changes mutually agreed upon.

            (3) Changes required to obtain a Standard Certificate of Airworthiness.

     1.3    Effect of Changes.  Changes to the Detail
Specification pursuant to the provisions of the clauses above shall include the effects of such changes upon Option Aircraft weight, balance, design and performance.

2.   Price Description.

     2.1    Price Adjustments.

            2.1.1 Base Price Adjustments. The base airframe and base engine price (pursuant to Article 3 of the Purchase Agreement) of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the Option Aircraft Supplemental Agreement.

            2.1.2 Special Features. The price for special features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the Option Aircraft Supplemental Agreement only to the extent that such increase is attributable to an increase in Boeing's cost for purchased equipment.

            2.1.3 Escalation Adjustments. The base airframe and special features price will be escalated according to the applicable airframe and engine manufacturer escalation provisions contained in Exhibit D of the Purchase Agreement.

Buyer agrees that the engine escalation provisions will be adjusted if they are changed by the engine manufacturer prior to the signing the Option Aircraft Supplemental Agreement. In such case, the then-current engine escalation provisions in effect at the time of execution of the Option Aircraft Supplemental Agreement will be incorporated into such agreement.

            2.1.4 Price Adjustments for Changes. Boeing may adjust the basic price and the advance payment base prices for any changes mutually agreed upon by Buyer and Boeing subsequent to the date that Buyer and Boeing enter into the Option Aircraft Supplemental Agreement.

            2.1.5 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller
Purchased Equipment (SPE) pursuant to the Detail Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price.

     [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

3.   Advance Payments.

     3.1 Buyer shall pay to Boeing advance payments for the Option Aircraft pursuant to the schedule for payment of advance payments provided in the Purchase Agreement.
6-1162-MMF-289
June 13, 1996

Continental Airlines, Inc.
Suite 1923
2929 Allen Parkway
Houston,TX   77019

Subject:   Letter Agreement No. 6-1162-MMF-289 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 (the
Agreement) between The Boeing Company (Boeing) and Continental
Airlines, Inc. (Buyer) relating to Model 757 aircraft (the
Aircraft).

All terms not defined herein have the same meaning as in the Agreement.

Considerations provided to Buyer by Boeing herein for the Aircraft are conditioned upon simultaneous execution of Supplemental Agreement No. 6 to Purchase Agreement No. 1783.
Supplemental Agreement No. 6 to Purchase Agreement No. 1783 relates to the acceleration of certain 757-200 aircraft yet to be delivered.

           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

           Boeing and Buyer agree that certain commercial and financial information contained in this Letter Agreement is confidential and subject to the confidentiality provisions of Letter Agreement 6-1162-WLJ-367R2, Disclosure of Confidential Information.

If this Letter Agreement correctly states your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



      /s/ Monica Fix
M. Monica Fix
Regional Director
Aircraft Contracts
Boeing Commercial Airplane Group

AGREED and ACCEPTED this 13 day of June, 1996.

CONTINENTAL AIRLINES, INC.



By:      /s/ Brian Davis

Its:     Vice President

Date:     ____________________

Continental Airlines, Inc.
Suite 1923
2929 Allen Parkway
Houston,TX   77019

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

Very truly yours,

THE BOEING COMPANY



By:

Its: __________________

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

6-1162-WLJ-375R2
June 13, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-WLJ-375R2 to
           Purchase Agreement No. 1783 -
           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT.]

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to twenty-five (25) firm Model 757-224 aircraft (Aircraft) and eight
(8) option Model 757-224 aircraft (Option Aircraft). Letter Agreement 6-1162-WLJ-375R1 is hereby cancelled and superceded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT.]

11. Confidential Treatment. Boeing and Buyer understand that certain commercial and financial information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Buyer further agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-WLJ-367R1.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY



By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  June 13       , 1996

CONTINENTAL AIRLINES, INC.



By     /s/ Brian Davis

Its    Vice President

6-1162-WLJ-367R2
June 13, 1996

CONTINENTAL AIRLINES, INC.
2929 Allen Parkway
Houston, Texas  77019


Subject:   Letter Agreement No. 6-1162-WLJ-367R2 to
           Purchase Agreement No. 1783 -
           Disclosure of Confidential Information

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1783 dated March 18, 1993 as amended and supplemented (the Agreement) between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Buyer) relating to Model 757-224 aircraft (the Aircraft). Letter Agreement 6-1162-WLJ-367R1 is hereby cancelled and superceded.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Boeing and Buyer each understand that certain commercial and financial information contained in the documents listed below
(Confidential Documents) is considered by the other party to be confidential.

2. Boeing and Buyer agree that each party will treat the Confidential Documents and the information contained therein as confidential and will not, without the other party's prior written consent, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations; or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer or Boeing, as applicable, will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing and Buyer agree to cooperate with each other in making and supporting any such request for confidential treatment.


Schedule of Confidential Documents

1.   Letter Agreement No. 6-1162-WLJ-359.

2.   Letter Agreement No. 6-1162-WLJ-367R1.

3.   Letter Agreement No. 6-1162-WLJ-369.

4.   Letter Agreement No. 6-1162-WLJ-372.

5.   Letter Agreement No. 6-1162-WLJ-375R2.

6.   Letter Agreement No. 6-1162-WLJ-380.

7.   Letter Agreement No. 6-1162-WLJ-384.

8.   Letter Agreement No. 6-1162-WLJ-391R1.

9.   Letter Agreement No. 6-1162-WLJ-393.

10.  Letter Agreement No. 6-1162-WLJ-405.

11.  Letter Agreement No. 6-1162-WLJ-409.

12.  Letter Agreement No. 6-1162-WLJ-497R1.

13.  Letter Agreement No. 6-1162-RGP-945.

14.  Letter Agreement No. 6-1162-RGP-946.

15.  Letter Agreement No. 6-1162-MMF-289

16.  Letter Agreement No. 6-1162-WLJ-367R2.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By     /s/ Monica Fix

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  June 13       , 1996

CONTINENTAL AIRLINES, INC.


By    /s/ Brian Davis

Its   Vice President